Exhibit 99.3

SECOND QUARTER 2023 Fixed Income Supplemental Westlake Plaza and Center Los Angeles, CA Brick Walk New York, NY Village at Tustin Legacy Tustin, CA Market at Springwoods Village Houston, TX Aventura Shopping Center Miami, FL Mellody Farm Chicago, IL Regency Centers

Highlights Second Quarter 2023  Reported Nareit FFO of $1.03 per diluted share and Core Operating Earnings of $0.96 per diluted share for the second quarter  Raised 2023 Nareit FFO guidance to a range of $4.11 to $4.15 per diluted share and 2023 Core Operating Earnings guidance to a range of $3.89 to $3.93 per diluted share  The midpoint of 2023 Core Operating Earnings guidance represents approximately 5% year-over-year growth, excluding the collection of receivables reserved during 2020-2021  Increased Same Property NOI year-over-year by 3.6% in the second quarter, excluding lease termination fees and the collection of receivables reserved during 2020-2021  Increased Same Property percent leased by 70 basis points year-over-year to 95.2%, and Same Property percent commenced by 50 basis points year-over-year to 92.7%  Increased Same Property shop percent leased by 170 basis points year-over-year to 92.7%  Executed 2.0 million square feet of comparable new and renewal leases during the second quarter at blended rent spreads of +11.7% on a cash basis and +20.0% on a straight-lined basis  Started approximately $175 million of new development and redevelopment projects and completed approximately $68 million of redevelopment projects in the second quarter, at the Company’s share  As of June 30, 2023, Regency’s in-process development and redevelopment projects had estimated net project costs of $410 million  Issued the Company’s sixth annual Corporate Responsibility Report, illustrating Regency’s continued commitment to and leadership in ESG  Pro-rata net debt-to-operating EBITDAre was 4.9x at June 30, 2023  On May 18, 2023, the Company and Urstadt Biddle Properties Inc. (“Urstadt Biddle”) (NYSE: UBA and UBP) entered into a definitive merger agreement by which Regency will acquire Urstadt Biddle in an all-stock transaction, including the assumption of debt and preferred stock 2 Subsequent Highlights  On August 1, 2023, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.65 per share

Credit Ratings & Select Ratios Credit Ratings Agency Credit Rating Outlook Last Review Date S&P BBB+ Stable 3/14/23 Moody's Baa1 Positive 9/16/22 i. For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission. ii. Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing. 3 Unsecured Public Debt Covenants Required 3/31/2023 12/31/2022 9/30/2022 6/30/2022 Fair Market Value Calculation Method Covenants(i)(ii) Total Consolidated Debt to Total Consolidated Assets ≤ 65% 26% 26% 26% 26% Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 3% 3% 3% 3% Consolidated Income for Debt Service to Consolidated Debt Service ≥ 1.5x 5.6x 5.7x 5.6x 5.7x Unencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 407% 400% 400% 399%

Capital Structure & Liquidity Profile Capital Structure (% of total capitalization) Debt Composition Pro-Rata Secured vs. Unsecured 4 $14.9 Billion Total Capitalization 23% <1% 77% Secured Fixed Rate Secured Variable Rate Unsecured Debt - Bonds Liquidity Profile ($ millions) Unsecured Credit Facility - Committed 1,250 Balance Outstanding - Undrawn Portion of Credit Facility 1,250 Cash, Cash Equivalents & marketable Securities 43 Total Liquidity 1,293 Equity Unsecured Debt - Bonds Unconsolidated Debt - Secured Consolidated Debt - Secured Credit Facilities Secured Unsecured 22% 3% 72% <1% 23% 77%

A Well-Laddered Maturity Schedule Pro Rata Debt Maturity Profile as of June 30, 2023 Regency aims to have < 15% of total debt maturing in any given year Wtd Avg Interest Rate: 3.7% Wtd Avg Yrs to Maturity: 8.0 Years Total Pro Rata Debt: $4.2B 5 $31 2023 $359 2025 $338 2025 $409 2026 $676 2027 $391 2028 $446 2029 $672 2030 $139 2031 $52 2032 $2 2033 - 2046 $425 2047 $300 2049 unsecured debt - bonds consolidated debt secured unconsolidated debt secured

Follow us Second Quarter 2023 Earnings Conference Call Friday, August 4th, 2023 Time: 11:00 AM ET Dial#: 877-407-0789 or 201 689-8562 Webcast: investors.regencycenters.com Contact Information: Christy McElroy Senior Vice President, Capital Markets 904-598-7616 ChristyMcElroy@RegencyCenters.com Forward-Looking Statements Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, such as our 2023 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our SEC filings. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings with and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments, or otherwise, except as to the extent required by law. These risks and events include, without limitation: Risk Factors Relating to the Current Economic Environment Continued rising interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations. Risks Related to Pandemics or other Health Crises Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition. Risk Factors Related to Operating Retail-Based Shopping Centers Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results from operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us. Risk Factors Related to Real Estate Investments Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate. Risk Factors Related to the Environment Affecting Our Properties Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow. Risk Factors Related to Corporate Matters An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations. The unauthorized access, use, theft or destruction of tenant or employee personal, financial, or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues. Risk Factors Related to Our Partnerships and Joint Ventures We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders. Risk Factors Related to Funding Strategies and Capital Structure Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us. Risk Factors Related to the Market Price for Our Securities Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates. Risk Factors Related to the Company’s Qualification as a REIT If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities. Risk Factors Related to the Company’s Common Stock Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future. Risk Factors Related to our Pending Merger with Urstadt Biddle Properties, Inc. Please refer to disclosures in our 424(b)(3) prospectus, filed, with the SEC on July 12, 2023, which contains, among other things, additional risk factors related to such acquisition. Non-GAAP disclosure We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non- GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company. Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to Nareit FFO. Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.